UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

------------------------------------------------------------------------------

                Date of report (Date of earliest event reported)

                                January 31, 2006

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
              (Address of Principal Executive Offices and Zip code)

                                 (713) 773-3284
              (Registrant's Telephone Number, Including Area Code)

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Effective January 31, 2006, the Company's independent registered public accounting firm resigned. In connection therewith the Company states the following:

     (i) Pannell Kerr Forster of Texas, P.C. ("PKF") resigned as the Company's independent registered accounting firm, effective January 30, 2006.

     (ii) PKF's report of the independent registered accounting firm on the Company's financial statements for the year ended April 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. PKF's report of the independent registered accounting firm was modified as to an uncertainty about the Company's ability to continue as a going concern

     (iii) There was no disagreement with PKF for the year ended April 30, 2005 or for the interim period through January 31, 2006, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which, if not resolved to the satisfaction of PKF, would have caused it to make reference to the subject matter of the disagreement in connection with its report of the independent registered accounting firm.

     (iv) The Company has requested a letter from PKF stating whether or not it agrees with the statements made by the Company. A copy of that letter is attached as Exhibit 16.

(b) The board of directors selected Malone & Bailey, PC ("Malone") as the Company's successor independent registered public accounting firm, effective February 3, 2006. Neither the Company, nor any other party on its behalf, consulted with Malone on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure prior to its selection.

Item 9.01 Financial Statements and Exhibits

         The following document is filed as exhibits to this report:

Exhibit 16: Letter from Pannell Kerr Forster of Texas, P.C.



                                    SIGNATURE

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VTEX ENERGY, INC.



Date: February 3, 2006            By:  /s/ Randal B. McDonald, Jr.
                                       ---------------------------
                                       Randal B. McDonald, Jr.
                                       Chief Financial Officer